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                                                                   EXHIBIT 10.6

SCHEDULE OF NEW YORK BAGEL ENTERPRISES, INC. SALE/LEASEBACK REAL PROPERTY LEASES

PURCHASER/LESSOR
1.   Commercial Equity, Inc.
2.   Commercial Equity, Inc.
3.   Commercial Equity, Inc.
4.   Commercial Equity, Inc.
5.   Commercial Equity, Inc.
6.   Commercial Equity, Inc.
7.   Commercial Equity, Inc.


RESTAURANT LOCATION
1.   7239 Quaker Avenue, Lubbock, Texas
2.   414 North Perkins Road, Stillwater, Oklahoma
3.   2456 East Sunshine, Springfield, Missouri
4.   3801 General Bruce Drive, Temple, Texas
5.   500 W. Wadley, Midland, Texas
6.   4241 Carmichael Road, Montgomery, Alabama
7.   1281 Hillcrest Road, Mobile, Alabama

LEASE DATE
1.   November 1, 1997
2.   November 1, 1997
3.   November 1, 1997
4.   February 1, 1998
5.   February 1, 1998
6.   July 1, 1998
7.   July 1, 1998

"STATE" - DEFINED TERM
1.   Texas
2.   Oklahoma
3.   Missouri
4.   Texas
5.   Texas
6.   Alabama
7.   Alabama

MINIMUM ANNUAL RENT DURING INITIAL TERM
1.   1-5     $  49,800.00
     6-10    $  54,780.00
     11-15   $  60,258.00
2.   1-5     $  43,200.00

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     6-10    $  47,520.00
     11-15   $  52,272.00
3.   1-5     $  52,800.00
     6-10    $  58,080.00
     11-15   $  63,888.00
4.   1-5     $  49,800.00
     6-10    $  54,780.00
     11-15   $  60,258.00
5.   1-5     $  49,800.00
     6-10    $  54,780.00
     11-15   $  60,258.00
6.   1-5     $  57,000.00
     6-10    $  62,700.00
     11-15   $  68,970.00
7.   1-5     $  57,000.00
     6-10    $  62,700.00
     11-15   $  68,970.00

REPLACEMENT COST
1.           $333,667.00
2.           $300,000.00
3.           $300,000.00
4.           $250,000.00
5.           $350,000.00
6.           $280,000.00
7.           $260,000.00

MINIMUM ANNUAL RENT DURING EXTENDED TERMS
1.   16-20   $  66,283.80
     21-25   $  72,912.24
2.   16-20   $  57,499.20
     21-25   $  63,249.12
3.   16-20   $  70,276.80
     21-25   $  77,304.48
4.   16-20   $  66,283.80
     21-25   $  72,912.24
5.   16-20   $  66,283.80
     21-25   $  72,912.24
6.   16-20   $  75,867.00
     21-25   $  83,453.64
7.   16-20   $  75,867.00
     21-25   $  83,453.64